EXECUTION VERSION

This FIRST AMENDMENT TO THE REVOLVING CREDIT AND SECURITY
AGREEMENT (this “Amendment”), dated as of June 26, 2024 (the “Amendment Date”), is entered into by and among T SERIES FINANCING II SPV LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the LENDERS party to the Revolving Credit Agreement, BNP PARIBAS, as the administrative agent (in such capacity, the “Administrative Agent”), T SERIES MIDDLE MARKET LOAN FUND LLC, a Delaware limited liability company, as the equityholder (the “Equityholder”) and T SERIES MIDDLE MARKET LOAN FUND LLC, a Delaware limited liability company, as the servicer (the “Servicer”).
WHEREAS, the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Equityholder, the Servicer and State Street Bank and Trust Company, as collateral agent, are party to the Revolving Credit and Security Agreement, dated as of October 12, 2022 (as amended from time to time prior to the date hereof, the “Revolving Credit Agreement”); and
WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement, in accordance with Section 13.01(b) of the Revolving Credit Agreement subject to the terms and conditions set forth herein.
WHEREAS, BNP, the Borrower and the Servicer entered into that certain Fee Letter dated October 12, 2022 (the “Fee Letter”).
WHEREAS, the parties hereto desire to amend the Fee Letter.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions
SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Revolving Credit Agreement, as amended hereby.

ARTICLE II
Amendments to Revolving Credit Agreement
SECTION 2.1. As of the Amendment Date, the Revolving Credit Agreement is hereby amended reflect the following amendments:
(a)The definition of “Applicable Index” shall be amended by replacing “(d) with respect to CDOR Advances, CDOR” with “(d) with respect to CAD Advances, Term CORRA plus the CORRA Adjustment”.

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(b)Section 1.01 of the Revolving Credit Agreement shall be amended by removing the definitions of “CDOR” and “CDOR Advance” in their entirety.
(c)Section 1.01 of the Revolving Credit Agreement shall be amended by removing all references to “CDOR Advance” or “CDOR Advances”, as applicable, and replacing such references with “CAD Advance” or “CAD Advances”, as applicable.
(d)Section 1.01 of the Revolving Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical locations:
“CAD Advance” means an Advance denominated in Canadian Dollars.
“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“CORRA Adjustment” means 0.29547% (29.547 basis points).
“Term CORRA” means, for any calculation with respect to a CAD Advance, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Accrual Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day; provided, further, that for the avoidance of doubt, with respect to the first Interest Accrual Period with respect to any CAD Advance, if the related Interest Accrual Period is less than one month in duration, Term CORRA shall be the Term CORRA Reference Rate (as of the Periodic Term CORRA Determination Date) having a tenor of one month, as such rate is published by the Term CORRA Administrator; provided, further, that if Term CORRA determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term CORRA shall be deemed to be the Floor.
“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.
“Term CORRA Reference Rate” means the forward-looking term rate based on CORRA.

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(e)Section 1.01 of the Revolving Credit Agreement shall be amended by modifying the definition of “Interest” by replacing “D” with:
D = (x) with respect to Advances other than CAD Advances and GBP Advances, 360 days and (y), with respect to CAD Advances and GBP Advances, 365 days.
(f)Section 2.15(b) of the Revolving Credit Agreement shall be amended by inserting “CAD Advances and” before “GBP Advances”.
(g)Section 2.18(d) of the Revolving Credit Agreement shall be amended by inserting “, Term CORRA” after “including Term SOFR.”
Representations and Warranties
SECTION 2.2. The Borrower and the Equityholder hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default, Event of Default, Potential Servicer Removal Event or Servicer Removal Event has occurred and is continuing or shall occur on the Amendment Date after giving effect to this Amendment and the transaction contemplated hereby and (ii) the representations and warranties of the Borrower, the Servicer and the Equityholder contained in Sections 4.01, 4.02 and 4.03 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Amendment Date (other than any representation and warranty that is made as of a specific date); provided that, to the extent that any such representation and warranty is otherwise qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.
Amendments to Fee Letter
SECTION 2.3. As of the Amendment Date, the Fee Letter is hereby amended by removing references to “CDOR Advance” in their entirety and replacing such references with “CAD Advance”.

ARTICLE III

Conditions Precedent
SECTION 3.1. This Amendment will be effective upon the execution and delivery of this Amendment by the parties hereto.

ARTICLE IV
Miscellaneous
SECTION 4.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS

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AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
SECTION 4.2. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 4.3. Ratification. Except as expressly amended hereby, the Revolving Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. All obligations under the Revolving Credit Agreement (as such obligations may be modified by this Amendment on the Amendment Date) shall continue to be valid, enforceable, and in full force and effect and shall not be impaired, in any respect, by the effectiveness of this Amendment. This Amendment shall form a part of the Revolving Credit Agreement for all purposes and reference to this specific Amendment need not be made in the Revolving Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Revolving Credit Agreement, any reference in any of such items to the Revolving Credit Agreement being sufficient to refer to the Revolving Credit Agreement as amended hereby. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Facility Document” and each reference in the Revolving Credit Agreement to “herein”, “hereunder” or words of like import referring to the Revolving Credit Agreement and each reference in any other Facility Document to “Revolving Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Revolving Credit Agreement” shall mean and be a reference to the Revolving Credit Agreement as amended hereby. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of or operate as a waiver of any right, power or remedy under the Revolving Credit Agreement or any of the other Facility Documents. This Amendment shall not constitute a novation of the obligations and liabilities of the parties under the Revolving Credit Agreement or the other Facility Documents as in effect on or prior to the Amendment Date.
SECTION 4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law,

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including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; provided that no electronic signatures may be executed through the use of

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DocuSign or another similar third-party service provider. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
SECTION 4.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and are not deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature Pages Follow]

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DocuSign Envelope ID: AE752FBA-6A47-43E1-B02E-027C7BEC3095

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

T SERIES FINANCING II SPV LLC, as
Borrower

By:    /s/ Jeffery Day
Name: Jeffrey Day
Title: Authorized Signatory

[Signature Page to First Amendment to Revolving Credit and Security Agreement]

DocuSign Envelope ID: AE752FBA-6A47-43E1-B02E-027C7BEC3095

EQUITYHOLDER:

T SERIES MIDDLE MARKET FUND LLC, as
Equityholder

By: /s/ Jeffery Day
Name: Jeffrey Day
Title: Authorized Signatory

SERVICER:

T SERIES MIDDLE MARKET FUND LLC, as
Servicer

By: /s/ Jeffery Day
Name: Jeffrey Day
Title: Authorized Signatory

[Signature Page to First Amendment to Revolving Credit and Security Agreement]

ADMINISTRATIVE AGENT:

BNP PARIBAS,
as Administrative Agent

By: /s/ Meredith Middleton
Name:Meredith Middleton
Title: Managing Director

By: /s/ Sohaib Naim
Name: Sohaib Naim
Title: Director

First Amendment to Revolving Credit and Security Agreement

LENDERS:

BNP PARIBAS,
as Lender

By:    /s/ Meredith Middleton                  Name: Meredith Middleton
Title: Managing Director

By: /s/ Sohaib Naim
Name: Sohaib Naim
Title:    Director

First Amendment to Revolving Credit and Security Agreement